Exhibit 99.1

Press Release

NCR and Cardtronics Announce Definitive Acquisition Agreement at $39.00 Per Share

Accelerates NCR-as-a-Service Strategy and Expands Opportunities in Payments

Transaction Expected to be Accretive to NCR Earnings in First Full Year

ATLANTA and HOUSTON, January 25, 2021 – NCR Corporation (NYSE: NCR), a global enterprise technology provider for the financial, retail and hospitality industries, and Cardtronics (Nasdaq: CATM), the world’s largest non-bank ATM operator and service provider, today announced that they have entered into a definitive agreement under which NCR will acquire all outstanding shares of Cardtronics for $39.00 per share in an all-cash transaction with an enterprise value of approximately $2.5 billion, including debt. The transaction has been approved by the Boards of Directors of both companies.

“This transaction accelerates the NCR-as-a-Service strategy we laid out at Investor Day in December, further shifts NCR’s revenue mix to software, services and recurring revenue, and adds value for our customers,” said Michael D. Hayford, President and Chief Executive Officer of NCR. “We have had a long-standing relationship with Cardtronics and its outstanding team. Its Allpoint network is highly complementary to NCR’s payments platform, and the combined company will be able to seamlessly connect retail and banking customers. Simply put, we are better together.”

“We are pleased to announce this compelling transaction, which will deliver superior value to our shareholders,” said Edward H. West, Chief Executive Officer of Cardtronics. “This is a testament to the strength and value of Cardtronics, our talented team and customer base, and the complementary nature of our two businesses. Our Board determined that this transaction, which follows a comprehensive process and review of alternatives, is in the best interest of Cardtronics and our shareholders.”

The combined company is expected to achieve $100-$120 million in run rate operating cost synergies by the end of 2022. The transaction is expected to be accretive to NCR’s non-GAAP EPS in the first full year following the close of the transaction.

NCR plans to finance the transaction with cash on hand and fully committed financing from Bank of America, N.A. The transaction is expected to close in mid-year 2021, subject to receipt of regulatory approvals and satisfaction of customary closing conditions, including approval by Cardtronics’ shareholders. Upon completion of the transaction, Cardtronics will become a privately held company and Cardtronics’ common shares will no longer be listed on any public market.

Prior to entry into the agreement with NCR, Cardtronics terminated its previously announced acquisition agreement with an entity affiliated with funds managed by affiliates of Apollo Global Management, Inc. in accordance with the terms of the acquisition agreement. In connection with the termination, NCR paid the termination fee of $32.6M in accordance with the terms of the acquisition agreement.

BofA Securities is serving as financial advisor to NCR and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel. Goldman Sachs & Co. LLC is serving as financial advisor to Cardtronics, and Weil, Gotshal & Manges LLP and Ashurst LLP are serving as legal counsel.

Conference Call and Webcast Details

NCR will host a conference call today at 9:00 a.m. Eastern Time for the investment community, to discuss the transaction. Access to the conference call and accompanying slides, as well as a replay of the call, are available on NCR's web site at http://investor.ncr.com. Additionally, the live call can be accessed at https://app.wc1.kontiki.com/event/bzckoz8iva.

Investor Presentation

NCR has posted an updated investor presentation with more information about the transaction to its website at http://investor.ncr.com.

About NCR Corporation

NCR Corporation (NYSE: NCR) is a leading software- and services-led enterprise provider in the financial, retail and hospitality industries. NCR is headquartered in Atlanta, Ga., with 36,000 employees globally. NCR is a trademark of NCR Corporation in the United States and other countries.

Web site: www.ncr.com

Twitter: @NCRCorporation

Facebook: www.facebook.com/ncrcorp

LinkedIn: www.linkedin.com/company/ncr-corporation

YouTube: www.youtube.com/user/ncrcorporation

About Cardtronics

Cardtronics is the trusted leader in financial self-service, enabling cash transactions at over 285,000 ATMs across 10 countries in North America, Europe, Asia-Pacific, and Africa. With our scale, expertise and innovation, top-tier merchants and businesses of all sizes use our ATM solutions to drive growth, in-store traffic, and retail transactions. Financial services providers rely on Cardtronics to deliver superior service at their own ATMs, on Cardtronics ATMs where they place their brand, and through Cardtronics' Allpoint Network, the world’s largest retail based surcharge-free ATM network, with over 55,000 locations. As champions of cash, Cardtronics converts digital currency into physical cash, driving payments choice for businesses and consumers alike. Learn more about Cardtronics by visiting www.cardtronics.com and by following us on LinkedIn and Twitter.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Cardtronics by NCR. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Cardtronics plans to file with the SEC and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. Cardtronics may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by Cardtronics with the SEC.

BEFORE MAKING ANY VOTING DECISION, CARDTRONICS’ SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY CARDTRONICS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Cardtronics shareholder meetings to approve the proposed transaction, the scheme of arrangement or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in Cardtronics’ proxy statement (including the scheme documentation). Shareholders may obtain a free copy of the proxy statement and other documents Cardtronics files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. Cardtronics makes available free of charge on its investor relations website at ir.cardtronics.com copies of materials it files with, or furnishes to, the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

The proposed transaction will be implemented solely pursuant to the scheme of arrangement, subject to the terms and conditions of the Acquisition Agreement between NCR and Cardtronics, dated January 25, 2021, which contain the full terms and conditions of the proposed transaction.

Participants in the Solicitation

Cardtronics, NCR and certain of their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from Cardtronics’ shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of Cardtronics’ directors and executive officers in Cardtronics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 2, 2020, and its definitive proxy statement for the 2020 annual general meeting of shareholders, which was filed with the SEC on April 1, 2020. To the extent the holdings of Cardtronics’ securities by Cardtronics’ directors and executive officers have changed since the amounts set forth in Cardtronics’ proxy statement for its 2020 annual general meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Security holders may obtain information regarding the names, affiliations and interests of NCR’s directors and executive officers in NCR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 28, 2020, and its definitive proxy statement for the 2020 annual general meeting of shareholders, which was filed with the SEC on March 12, 2020. Investors may obtain additional information regarding the interests of participants in the solicitation of proxies from Cardtronics’ shareholders in connection with in the proposed transaction, which may, in some cases, be different than those of Cardtronics’ shareholders generally, by reading the proxy statement relating to the proposed transaction when it is filed with the SEC and other materials that may be filed with the SEC in connection with the proposed transaction when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at ir.cardtronics.com.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”), including statements containing the words “expect,” “intend,” “plan,” “believe,” “will,” “should,” “would,” “could,” "may," and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR’s or Cardtronics’ plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements include, without limitation, statements regarding NCR’s and Cardtronics’ plans to manage their respective business through the novel strain of the coronavirus identified in late 2019 (“COVID-19”) pandemic and the health and safety of our customers and employees; the expected impact of the COVID-19 pandemic on NCR’s Banking, Retail and Hospitality segments including the impact on NCR’s customers’ businesses and their ability to pay; expectations regarding NCR’s or Cardtronics’ respective operating goals and actions to manage these goals; expectations regarding cost and revenue synergies; expectations regarding NCR’s or Cardtronics’ cash flow generation, cash reserve, liquidity, financial flexibility and impact of the COVID-19 pandemic on NCR’s and Cardtronics’ respective employee bases; expectations regarding NCR’s and Cardtronics’ respective abilities to capitalize on market opportunities; expectations regarding leveraging the debit network to monetize payment transactions; expectations regarding accretion; expectations regarding long-term strategy and our ability to create stockholder value; NCR’s or Cardtronics’ respective financial outlook; expectations regarding NCR’s continued focus on our long-term fundamentals, including, but, not limited to, execution of NCR's recurring revenue strategy and accelerated growth including its transformation to an as-a-Service company; NCR’s expected areas of focus to drive growth and create long-term stockholder value; the effect of the announcement of the proposed transaction on the ability of Cardtronics to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Cardtronics does business, or on Cardtronics operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; the outcome of any legal proceedings related to the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the acquisition agreement; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of the NCR to implement its plans, forecasts and other expectations with respect to its business after the completion of the proposed transaction and realize expected benefits; business disruption following the proposed transaction. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K filed with the U. S. Securities and Exchange Commission (SEC) on February 28, 2020 and Cardtronics’ Annual Report on Form 10-K filed with the SEC on March 2, 2020, and those factors detailed from time to time in NCR's and Cardtronics’ other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. Neither NCR nor Cardtronics undertakes any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NCR Investor Contact

Michael Nelson

NCR Corporation

678-808-6995

michael.nelson@ncr.com

NCR Media Contacts

Scott Sykes

NCR Corporation

212-589-8428

scott.sykes@ncr.com

OR

George Sard/Stephen Pettibone/Zachary Tramonti

Sard Verbinnen & Co.

NCR-SVC@sardverb.com

Cardtronics Investor Relations
Brad Conrad
832-308-4000
ir@cardtronics.com

Cardtronics Media Relations
Lisa Albiston
832-308-4000
corporatecommunications@cardtronics.com

OR

Eric Brielmann / Scott Bisang

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

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